EXHIBIT 10.20


                               SECOND AMENDMENT TO
                                 LOAN AGREEMENT


         THIS SECOND AMENDMENT TO LOAN AGREEMENT ("Second Amendment"), made and entered into as of the 30th day of September, 1999, by and between MERCURY
WASTE SOLUTIONS, INC., a Minnesota corporation ("Borrower") and BANKERS AMERICAN CAPITAL CORPORATION, a Minnesota corporation ("Lender");

                                    RECITALS

         A. The Borrower and Lender are parties to that certain Loan Agreement dated as of May 8, 1998, as amended by First Amendment dated May 7, 1999 (the "Credit Agreement").

         B. The Borrower has requested the Lender increase the amount available under the revolving loan to $1,000,000.

         C. The parties hereto desire to amend the terms of the Credit Agreement upon the terms and conditions hereinafter set forth.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for one dollar and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby amend the Credit Agreement as follows:

         1. Capitalized Terms. All capitalized terms not defined herein shall have the meanings assigned such terms in the Credit Agreement.

         2. Definitions.

                  2.1 The following definitions are hereby amended in their entirety to read as follows:

                  "Maturity Date" means (i) May 1, 2000 with respect to the Term Note, and (ii) May 1, 2000 with respect to the Revolving Note.

                  "Revolving Commitment Amount" means $1,000,000.

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                  "Revolving Note" means that certain Revolving Credit
                  Promissory Note dated as of September 30, 1999 in the principal amount of $1,000,000 made payable by Borrower to the order of Lender as the same may be amended, executed, renewed or replaced from time to time.

         3. Conditions Precedent. Prior to the effectiveness of this Second Amendment, the Borrower shall provide to the Lender as conditions precedent, the following:

                  a. Original counterpart of this Second Amendment duly executed by the Borrower;

                  b.       Original executed Revolving Note;

                  c. Payment of all costs and expenses incurred by the Lender in connection with this Second Amendment, including without limitation, all legal fees and out-of-pocket expenses of Lender's counsel; and

                  d. Current resolutions of Borrower's board of directors authorizing the Second Amendment.

         4. References. Any references in any document to the Agreement including, but not limited to, the Notes and other Loan Documents, are hereby amended to refer to the Agreement as amended by this Second Amendment.

         5. Representations and Warranties. Borrower reaffirms and confirms all of the representations and warranties contained in Article IV of the Agreement as of the date of this Second Amendment.

         6. Covenants. Borrower reaffirms as of the date of this Second Amendment and covenants with the Lender all of the Covenants contained in Articles V and VI of the Agreement.

         7. Reaffirmation of Security Agreement. Borrower hereby acknowledges and agrees that all of the obligations of Borrower under the Agreement, as amended by this Second Amendment, is secured by that certain Security Agreement executed by Borrower in favor of Lender dated as of May 8, 1998.

         8. Acknowledgments. The Borrower acknowledges that it has been advised by the counsel of its choice in the negotiation, execution and delivery of this Second Amendment, that the Lender has no fiduciary relationship to or joint venture with the Borrower, the relationship being solely that of borrower and lender, and that the Lender does not undertake any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the business or operations of the Borrower which shall rely entirely on its own judgment.


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


         9. Costs and Expenses. Borrower agrees to pay all costs and expenses incurred by Lender in connection with the preparation of this Second Amendment, including, but not limited to, title insurance premiums and expenses, recording fees, and the fees and expenses of Lender's special legal counsel, Briggs and Morgan, P.A.

         10. Entire Agreement. This Second Amendment and the Agreement embody the entire agreement between the parties and supersede all prior agreements and understandings between the parties hereto.

         11. Full Force and Effect. Except as amended hereby, the provisions of the Agreement shall remain unmodified and in full force and effect.

         12. Counterparts. This Second Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Second Amendment to Loan Agreement to be executed as of the day and year first above written.


         BORROWER:                     MERCURY WASTE SOLUTIONS, INC.,
                                       A MINNESOTA CORPORATION

                                       BY     /s/ Todd J. Anderson
                                         ---------------------------------------
                                         ITS  CFO
                                            ------------------------------------


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         LENDER:                       BANKERS AMERICAN CAPITAL
                                       CORPORATION, A MINNESOTA CORPORATION

                                       BY     /s/ Brad J. Buscher
                                         ---------------------------------------
                                         ITS  Chairman
                                            ------------------------------------


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


                              CONSENT OF GUARANTOR


         The undersigned, as guarantor of all obligations of Mercury Waste Solutions, Inc. (the "Borrower") to Bankers American Capital Corporation ("Lender") pursuant to that certain Guaranty dated May 8, 1998 executed by the undersigned in favor of Lender, as the same may be amended from time to time (the "Guaranty"), hereby consents to the terms of the above Second Amendment to Loan Agreement, and agrees that the undersigned remains obligated to the Lender for the payment of the indebtedness of the Borrower incurred pursuant to said Agreement, as amended, including without limitation, the indebtedness evidenced by the Revolving Note, as defined therein.

                                       MWS NEW YORK, INC.,
                                       A MINNESOTA CORPORATION


                                       BY     /s/ Todd J. Anderson
                                         ---------------------------------------
                                         ITS  CFO
                                            ------------------------------------


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


                                REVOLVING CREDIT
                                 PROMISSORY NOTE


$1,000,000.00                                                 September 30, 1999
                                                          Minneapolis, Minnesota


         FOR VALUE RECEIVED, the undersigned, MERCURY WASTE SOLUTIONS, INC., Minnesota corporation ("Maker") promises to pay to the order of BANKERS AMERICAN CAPITAL CORPORATION, ("Lender") at its office at 302 N. Riverfront Drive, Mankato, MN 56001, or any other place subsequently designated in writing by the holder hereof, the principal sum of up to ONE MILLION AND No/100 Dollars ($1,000,000), or if less, the aggregate unpaid principal outstanding hereon, together with interest at a variable rate equal to the Prime Rate plus six percent (6%) per annum. Interest shall be computed on the actual days elapsed in a year of 360 days. For purposes of this Note, "Prime Rate" shall mean the rate of interest published from time to time in the Money Rates Column of the Money & Investing Section of the WALL STREET JOURNAL as the "Prime Rate", as the same may change from time to time.

         Interest accruing on this Note shall be payable monthly, commencing October 1, 1999, and on the first day of each month thereafter until the Maturity Date (as defined in the Loan Agreement), at which time the entire principal balance outstanding plus all unpaid accrued interest shall be due and payable in full.

         Maker may borrow and repay and reborrow against this Note, up to the maximum principal amount outstanding at any one time of $1,000,000 to fund Maker's working capital needs.

         Both principal and interest are payable in lawful money of the United States of America to Lender at the office of Lender at the location described above.

         This Note may be prepaid in whole or in part at any time without penalty or premium.

         This Note is issued pursuant to the terms of that certain Loan Agreement by and between Maker and Lender dated May 8, 1998, as amended by First Amendment to Loan Agreement dated May 7, 1999, as further amended by Second Amendment to Loan Agreement dated September 30, 1999, as the same may be amended from time to time (the "Loan Agreement") to which reference is made for the terms and conditions under which this Note was issued and the events upon the occurrence of which the Lender may declare all sums outstanding hereon due and payable in full immediately. This Note is secured by the assets of the Maker pursuant to that certain Security Agreement dated May 8, 1998 executed by Maker in favor of Lender, as the same may be amended from time to time (the "Security Agreement"), and the other collateral, as set forth in the Loan Agreement, and is guaranteed by MWS New York, Inc., a wholly owned subsidiary of Maker, pursuant to the terms of a certain Guaranty dated May 8, 1998 in favor of Lender (the "Guaranty").

$1,000,000                                                    September 30, 1999
                                                          Minneapolis, Minnesota


         Maker hereby waives demand, presentment for payment, notice of nonpayment, protest and notice of protest hereon, agrees that when or at any time after this Note becomes due, the holder hereof may, without notice, offset or charge this Note against any Lender account or other account when maintained by Maker with the holders hereof, and agrees to pay, upon the occurrence of an Event of Default (as defined in the Loan Agreement) all costs of collection, including, but not limited to, reasonable attorneys' fees, whether or not suit is commenced.

         This Note shall be governed by, interpreted and construed in accordance with the internal laws of the State of Minnesota. The undersigned hereby consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Note, waives any argument that venue in such forums is not convenient and agrees that any litigation instigated by the undersigned against the Lender in connection with this Note, or any document or instrument securing payment of this Note shall be venued in either the District Court of Hennepin County, Minnesota or the United States District Court for the District of Minnesota, Fourth Division.


[insert]



                                       MERCURY WASTE SOLUTIONS, INC.,
                                       A MINNESOTA CORPORATION

                                       BY     /s/ Todd J. Anderson
                                         ---------------------------------------
                                         ITS  CFO
                                            ------------------------------------


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